MERRILL LYNCH
                                                                   GLOBAL
                                                                   RESOURCES
                                                                   TRUST

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 1998

MERRILL LYNCH GLOBAL RESOURCES TRUST

DEAR SHAREHOLDER

Fiscal Year in Review

For the year ended July 31, 1998, Merrill Lynch Global Resources Trust's Class A, Class B, Class C and Class D Shares had total returns of -27.00%, -27.76%, -27.78% and -27.15%. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) The environment for natural resources investments was extraordinarily difficult for the year ended July 31, 1998, with virtually all commodities declining to reflect depressed demand resulting from the onset of recessions in many Asian countries. While the Trust delivered improved performance relative to its peer group of broad-based natural resource funds since December 1997, it was not able to overcome steep declines in its international investments because of the collapse of Asian economies during the first half of its fiscal year. Moreover, the environment for natural resources investments continued to erode during the first half of 1998. The collapse of Asian currencies (particularly the Japanese yen) and economies has been translated into near-universal commodity price declines.

As we discussed in our last two letters to shareholders, the impact of stagnation in Asian economies was a major concern in the outlook for natural resource investments. However, the actual results have been much worse than our expectations, and downward momentum continues unabated. Economic contractions are now occurring throughout Asian economies, and the economic drag has extended to Europe and the United States. The continuing erosion of the Japanese yen could lead to another round of currency depreciation and a possible devaluation of the Chinese renminbi. In the absence of concrete fiscal reform by Japanese authorities, these remain risks with highly negative consequences.

Portfolio Matters

We continued to migrate to holdings that we believed have less earnings risk exposure, or that may be positioned to take advantage of declining prices in the natural resource feedstock used in their operations. However, the investment environment was unique during the quarter ended July 31, 1998, in that there were no safe havens, with natural resource stocks suffering declines in virtually all commodity segments. This was particularly true for energy-related stocks. After rallying on preliminary production cuts by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC producers, oil prices retraced their gains and tested lows not seen in 12 years. A second round of cuts brought prices back to the $14 per barrel range. This was far below the earlier consensus expectations, and oil company shares have been battered by earnings estimate cuts. We continue to expect the remainder of 1998 to be volatile, as strict OPEC quota compliance will be necessary to work off inventories that were as much as 160 million barrels above year-ago levels. Even if full production cuts are taken, the decline in oil demand in Asian economies appears to be much greater than initially forecast. This may necessitate an additional round of production cuts by OPEC to return oil prices to a level above $15 per barrel.

The shares of oil service stocks were particularly hard-hit during the period, as lower oil company revenues have resulted in curtailed drilling plans. The Trust had benefited from reducing exposure to energy stocks early in the year to less than 39% of total assets. However, we subsequently increased the Trust's energy exposure to 46% of total assets at July 31, 1998, with emphasis on major integrated oil stocks, natural gas-leveraged production companies and deep-water drilling and construction stocks.

We believe that North American natural gas is close to full capacity utilization as demand continues to increase and current production becomes more difficult to replace from mature fields. Early summer prices had been strong at $2.40 per thousand cubic feet; however, prices are experiencing seasonal erosion as injections into natural gas storage have been

Merrill Lynch Global Resources Trust                               July 31, 1998

stronger than expected. We believe that extensive fuel switching to residual oil for electricity generation is a major factor accounting for this build. We expect winter heating demand for natural gas to result in a rebound in prices during the upcoming heating season, but the rebound may be muted if storage continues to build at present rates. We increased the Trust's holdings in Canadian gas producers, where realized prices are at steep discounts to US prices as a result of pipeline constraints. As two new export pipeline projects are completed this winter, we expect this differential to close.

New stocks purchased to capitalize on our positive natural gas outlook included Alberta Energy Co., Ltd., Snyder Oil Corp., Vastar Resources, Inc. and Enron Oil & Gas Company. We also took new positions in larger integrated oil companies including Texaco Inc., Mobil Corp., Chevron Corp. and Unocal Corporation, all of which traded at attractive valuation levels and hopefully will add defensive characteristics to the Trust.

We continued to have substantial exposure to gold shares, despite the sale of nearly one-quarter of the Trust's gold company stocks since December. Gold mining stocks staged a rally early in the year on expectations that gold's role as an asset backing the currency of the European Economic and Monetary Union
(EMU) would be above extremely bearish estimates that existed in late 1997. However, weak Asian currencies and economies resulted in a sharp decline in demand for jewelry fabrication and hoarding for investment purposes. In addition, the announcement that gold would be 15% of EMU reserve assets disappointed investors who had become overly optimistic prior to the European Central Bank meeting in May.

The Trust's performance was particularly hurt by its exposure to Australian gold mining stocks. While many of these companies sold gold forward and enjoyed rising margins as costs of production declined in local currency terms, the stock prices have been devastated by the declining Australian markets and currency. The companies could be attractive acquisition candidates at current levels, but we are worried that further demand shortfalls and currency depreciation could drive these shares back to their 1997 lows. We remain concerned that gold's failure to act as a safe haven in times of economic turmoil marks a secular shift away from gold as an investment vehicle. Unless gold shows better performance in the face of widespread currency declines, we anticipate a further review of gold's investment role in the Trust.

We reduced the Trust's exposure to steel and metals stocks with sales across all metals groups. We eliminated our position in Falconbridge Ltd. and we reduced holdings of eight other companies for nearly a 10% reduction in the Trust's weighting of metals, mining and steel stocks since January 31, 1998. We also took partial profits in the shares of Alumax, Inc., which received a merger offer from Aluminum Company of America, but maintained positions in Centaur Mining & Exploration Ltd. and Resolute Ltd. for their exposures to laterite nickel mines. These projects are in the start-up phase, and we believe they offer significant upside potential should commissioning be successful. Unfortunately, the stocks were tainted by the collapse of the Australian stock market. While global inventories of most metals are at relatively low levels, we doubt that there will be any near-term catalysts for base metals stocks until resumption in Asian economic growth appears visible.

Paper and forest products stocks rallied significantly through May 1998, as capacity utilization trends improved as a result of industry consolidation and voluntary production curtailments. Unfortunately, the steep declines in Asian demand and exports of some grades into European and American markets resulted in the group surrendering all of its earlier share price gains. We sold shares in Avenor Inc. after the company received a takeover bid from Abitibi Consolidated Holdings, and also made partial sales in Slocan Forest Products Ltd., Weyerhaeuser Co. and Willamette Industries Inc. As the fiscal year came to a close, we determined that declining share prices and deteriorating financial strength of the companies might defer further consolidation. In addition, low-cost imports from Asia and South America will likely result in a poor pricing environment over the next several quarters. Therefore, we aggressively reduced the Trust's holdings in the paper and forest products area.

Chemical stocks continued to register the best returns in the natural resource sector, but showed signs of weakening as the first half of 1998 came to a

Merrill Lynch Global Resources Trust                               July 31, 1998

close. Many chemical stocks have reported a series of positive earnings surprises resulting from declining feedstock costs from low oil and natural gas prices. However, capacity utilization is forecast to fall with new production from newly completed chemical projects and plant expansions over the coming 18 months. Given our forecast for rising natural gas prices and a trough in oil prices, we expect to maintain our underweighted position in the commodity chemical area since we expect that declining feedstock trends should end. During the period, we maintained a position in E.I. duPont de Nemours & Co. DuPont had a strong first-half performance in response to the announcement of its upcoming initial public offering of 20% of its interest in its Conoco energy subsidiary and its eventual spin-off to shareholders. In addition, investors held out expectations of a potential upward price/earnings ratio revision, as the company's life sciences division becomes a larger component of its earnings. Unfortunately, the company reported an earnings shortfall in the second quarter as a result of low oil prices, the impact of the General Motors strike and lower demand in its seed businesses. The stock subsequently gave back most of its gains recorded this year.

We reduced the Trust's exposure to the gold and base metals groups, with the proceeds used to increase the weighting of the energy group. In addition, we increased the Trust's cash position from 2% of net assets to 6% as of July 31, 1998. We will strive to maintain higher cash balances in light of the weak resource environment, as well as to exploit buying opportunities as they become available.

Progress was made in restructuring the Trust. During the six months ended July 31, 1998, we reduced Trust holdings to 89 positions from 104 at January 31, 1998. Our goal continues to be the creation of a more focused portfolio. In addition, new positions in the Trust were concentrated in companies that we believe have solid ongoing operations, and away from companies that, in our view, are highly dependent on exploration successes.

In Conclusion

The investment environment for natural resources has been extremely difficult since the onset of the Asian financial crisis just over a year ago. While the Trust's performance has improved relative to other natural resource funds, we share our investors' frustration over the negative returns. However, we believe that continued progress has been made in repositioning the Trust. Many of the Trust's shortfalls had been in smaller-capitalization companies with an emphasis on exploration. As we shift to more established companies supported by underlying production and cash flow, the Trust should be better positioned to avoid some of the problems that have hindered past performance.

The outlook for natural resource investments is expected to remain highly volatile. While we believed that the effects of Asian financial distress were being underestimated, the outcome has surpassed our expectations. Despite remedial steps by governments to address the situation, it is difficult to see that commodities have reached a trough in terms of demand and prices. We continue to seek opportunities to invest in companies that can exploit declining commodity prices, or companies whose share prices already discount the economic turmoil. In addition, we believe that the energy sector has declined to levels that discount the current weak pricing environment, particularly in natural gas stocks. We hope to improve the Trust's performance relative to other natural resource funds with continued restructuring of the Trust.

We appreciate your investment in Merrill Lynch Global Resources Trust, and we look forward to sharing our investment outlook and strategies again with you in our next report to shareholders.

Sincerely,

/s/  Arthur Zeikel

Arthur Zeikel
President


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

September 2, 1998

Merrill Lynch Global Resources Trust                               July 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                           % Return Without      % Return With
                                             Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                             -17.95%              -22.26%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                       + 3.57               + 2.46
--------------------------------------------------------------------------------
Inception (10/24/88)
through 6/30/98                                + 4.97               + 4.38
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                              % Return             % Return
                                            Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                             -18.75%              -21.57%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                       + 2.51               + 2.51
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                        + 3.10               + 3.10
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return             % Return
                                            Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                             -18.70%              -19.41%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                - 0.28               - 0.28
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without      % Return With
                                             Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                             -18.17%              -22.47%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                + 0.52               - 0.94
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Global Resources Trust                               July 31, 1998

Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Index, Lipper Gold Funds Group Average and Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                                  10/24/88**          7/98

ML Global Resources Trust+--Class A Shares*        $ 9,475          $13,912
S&P 500 Index++                                    $10,000          $52,071
Lipper Gold Funds Group Average+++                 $10,000          $ 7,000
Lipper Natural Resources Funds Group Average++++   $10,000          $19,157

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the S&P 500 Index, Lipper Gold Funds Group Average and Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                                     7/88             7/98

ML Global Resources Trust+--Class B Shares*        $10,000          $12,306
S&P 500 Index++                                    $10,000          $54,510
Lipper Gold Funds Group Average+++                 $10,000          $ 6,495
Lipper Natural Resources Funds Group Average++++   $10,000          $18,562

Total Return Based on a $10,000 Investment--Class C Shares & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the S&P 500 Index, Lipper Gold Funds Group Average and Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                                  10/21/94**          7/98
ML Global Resources Trust+--Class C Shares*        $10,000          $ 9,073
ML Global Resources Trust+--Class D Shares*        $ 9,475          $ 8,868
S&P 500 Index++                                    $10,000          $26,119
Lipper Gold Funds Group Average+++                 $10,000          $ 5,065
Lipper Natural Resources Funds Group Average++++   $10,000          $11,869

      *     Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
      **    Commencement of operations.
      +     The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
      ++    This unmanaged broad-based Index is comprised of common stocks.
      +++   The Lipper Gold Funds Group Average is an index of all US mutual funds classified as gold-related funds. The starting date for the Index in the Class A Shares graph is 10/31/88 and in the Class C and Class D Shares graph is 10/31/94.
      ++++  The Lipper Natural Resources Funds Group Average is an index of all
            US mutual funds classified as natural resource-related funds. The starting date for the Index in the Class A Shares graph is 10/31/88 and in the Class C & Class D Shares graph is 10/31/94.
            Past performance is not predictive of future performance.

Merrill Lynch Global Resources Trust                               July 31, 1998

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                                            Ten Years/
                                              12 Month        3 Month     Since Inception
                                            Total Return   Total Return    Total Return
=========================================================================================
ML Global Resources Trust Class A Shares      -27.00%         -19.59%         +46.83%
-----------------------------------------------------------------------------------------
ML Global Resources Trust Class B Shares      -27.76          -19.81          +23.06
-----------------------------------------------------------------------------------------
ML Global Resources Trust Class C Shares      -27.78          -19.81          - 9.27
-----------------------------------------------------------------------------------------
ML Global Resources Trust Class D Shares      -27.15          -19.59          - 6.41
=========================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are:
      Class A Shares, 10/24/88; Class B Shares, ten years ended 7/31/98; and Class C and Class D Shares, 10/21/94.

Merrill Lynch Global Resources Trust                               July 31, 1998

SCHEDULE OF INVESTMENTS

                                                                                                                Value     Percent of
Industries                   Shares Held               Common Stocks                            Cost          (Note 1a)   Net Assets
====================================================================================================================================
Aluminum                          13,656   Alumax, Inc.                                     $    519,747    $    656,342        0.7%
                                  15,000   Aluminum Company of America                           787,658       1,039,688        1.0
                                  19,400   Pechiney, S.A. (A Shares)                             782,024         812,698        0.8
                                                                                            ------------    ------------      ------
                                                                                               2,089,429       2,508,728        2.5
====================================================================================================================================
Chemicals                         28,000   Air Products and Chemicals, Inc.                      630,826         980,000        1.0
                                  26,400   BASF AG                                               633,146       1,213,495        1.2
                                   8,000   Dow Chemical Co.                                      551,274         726,000        0.7
                                  35,200   duPont (E.I.) de Nemours & Co.                      1,209,065       2,182,400        2.2
                                                                                            ------------    ------------      ------
                                                                                               3,024,311       5,101,895        5.1
====================================================================================================================================
Diversified Companies            102,000   Asahi Glass Co., Ltd.                               1,223,974         533,126        0.5
                                  27,000   Ashland Inc.                                        1,144,672       1,400,625        1.4
                                 378,000   North Ltd.                                          1,419,525         816,828        0.8
                                                                                            ------------    ------------      ------
                                                                                               3,788,171       2,750,579        2.7
====================================================================================================================================
Gold                             797,100   Acacia Resources Ltd.                               1,280,689         967,679        1.0
                                  94,500   Ashanti Goldfields Co. Ltd. (GDR)**                 2,346,106         715,838        0.7
                                 122,500   Cambior Inc.                                        1,625,848         589,411        0.6
                                 599,200   Delta Gold N.L.                                     1,054,663         697,968        0.7
                                  92,000  +Getchell Gold Corp.                                 3,713,827       1,242,000        1.2
                                 865,700   Great Central Mines N.L.                            2,476,396         788,220        0.8
                                 373,800  +Miramar Mining Corp.                                1,900,432         310,094        0.3
                                  74,222   Newmont Mining Corp.                                2,736,348       1,400,940        1.4
                                 920,000   Normandy Mining Ltd.                                1,040,108         709,219        0.7
                                 211,000   Placer Dome Inc.                                    4,483,800       2,189,125        2.2
                                 131,500   Prime Resources Group, Inc.                         1,286,428         964,345        1.0
                               1,097,000   Resolute Ltd.                                       2,284,526         898,937        0.9
                                 122,000  +Sutton Resources Ltd.                               1,097,904         546,522        0.5
                                                                                            ------------    ------------      ------
                                                                                              27,327,075      12,020,298       12.0
====================================================================================================================================
Integrated Oil                    23,700   Amerada Hess Corp.                                  1,319,197       1,201,294        1.2
Companies--Domestic               40,000   Amoco Corp.                                         1,118,700       1,670,000        1.7
                                  17,900   Chevron Corp.                                       1,490,829       1,478,988        1.5
                                  18,000   Mobil Corp.                                         1,420,830       1,255,500        1.2
                                  27,300   Texaco Inc.                                         1,606,401       1,660,181        1.6
                                                                                            ------------    ------------      ------
                                                                                               6,955,957       7,265,963        7.2
====================================================================================================================================
Integrated Oil                   384,000   British Petroleum Co., PLC                          1,554,500       5,107,461        5.1
Companies--International          42,700   Ente Nazionale Idrocarburi S.p.A. (ENI) (ADR)*      1,996,225       2,759,488        2.7
                                   8,800   OMV AG                                                933,582       1,126,310        1.1
                                 119,400   Petro-Canada                                        1,308,151       1,723,838        1.7
                                  43,100   Societe Nationale Elf Aquitaine (ADR)*              1,586,637       2,796,113        2.8
                                  31,200   Total, S.A. (Class B)                               1,914,184       3,563,173        3.5
                                  47,000   Yacimientos Petroliferos Fiscales S.A.
                                           (YPF) (ADR)*                                        1,152,205       1,374,750        1.4
                                                                                            ------------    ------------      ------
                                                                                              10,445,484      18,451,133       18.3
====================================================================================================================================

Merrill Lynch Global Resources Trust                               July 31, 1998

                                                                                                                Value     Percent of
Industries                   Shares Held               Common Stocks                            Cost          (Note 1a)   Net Assets
====================================================================================================================================
Metals & Mining                1,803,712  +Centaur Mining & Exploration Ltd.                $  2,469,435    $    624,066        0.6%
                                 172,200   Industrias Penoles, S.A. de C.V.                      757,856         560,094        0.6
                                 939,009   M.I.M. Holdings Ltd.                                2,089,671         444,583        0.4
                                 237,457   Minsur S.A.                                           597,621         437,271        0.4
                                 196,000   Mitsubishi Materials Corp.                            973,251         394,849        0.4
                                  73,400   Noranda Inc.                                        1,355,782       1,132,566        1.1
                                  79,300   Outokumpu OYJ                                       1,460,162         894,984        0.9
                                  53,100   P.T. Tambag Timah (GDR)** (a)                         661,263         354,443        0.4
                                  14,300   Phelps Dodge Corp.                                    834,065         794,544        0.8
                                  97,900   Rio Tinto PLC (The)                                 1,273,590       1,101,931        1.1
                               1,717,000   Savage Resources Ltd.                               1,306,929         677,442        0.7
                                 110,000   Sumitomo Metal Mining Co. Ltd.                        917,508         447,006        0.4
                                  62,000   Trelleborg `B' Fria                                   842,932         758,673        0.8
                                 643,400   WMC Ltd.                                            3,807,237       1,929,286        1.9
                                                                                            ------------    ------------      ------
                                                                                              19,347,302      10,551,738       10.5
====================================================================================================================================
Oil & Gas Producers               54,200   Alberta Energy Co., Ltd.                            1,182,890       1,210,400        1.2
                                  41,000   Apache Corp.                                        1,085,270       1,086,500        1.1
                                  84,600  +Baytex Energy Ltd. (Class A)                        1,110,828         353,716        0.3
                                  21,197   Burlington Resources, Inc.                            526,291         768,391        0.8
                                  54,900  +Chieftain International Inc.                        1,232,560         988,200        1.0
                                  29,200   Devon Energy Corporation                              992,794         941,700        0.9
                                 141,600  +EEX Corporation                                     1,366,261         991,200        1.0
                                  64,100   Enron Oil & Gas Company                             1,415,062       1,017,588        1.0
                                  45,100   Enterprise Oil PLC                                    301,994         368,918        0.4
                                 180,900   Gulf Canada Resources Ltd.                          1,424,588         667,069        0.7
                                  78,000  +Northrock Resources Ltd.                              639,975         711,773        0.7
                                  86,400  +Oryx Energy Co.                                     1,496,324       1,593,000        1.6
                                  77,100  +Renaissance Energy Ltd.                             1,390,129         987,543        1.0
                                  59,000   Snyder Oil Corp.                                    1,251,841       1,062,000        1.0
                                  31,200   Unocal Corporation                                  1,102,006       1,021,800        1.0
                                  40,800   Vastar Resources, Inc.                              1,720,948       1,744,200        1.7
                                                                                            ------------    ------------      ------
                                                                                              18,239,761      15,513,998       15.4
====================================================================================================================================
Oil Services                      29,200   Coflexip Stena Offshore, Inc. (ADR)*                  610,458       1,416,200        1.4
                                  29,925  +EVI Weatherford, Inc.                               1,364,807         770,569        0.8
                                  51,800   McDermott International, Inc.                       1,932,635       1,343,562        1.3
                                  42,500  +Noble Drilling Corp.                                1,347,119         802,187        0.8
                                  10,900   Schlumberger Ltd.                                     312,031         660,131        0.7
                                  44,600  +Stolt Comex Seaway, S.A.                            1,101,028         646,700        0.6
                                  22,300  +Stolt Comex Seaway, S.A. (ADR)*                       273,434         298,262        0.3
                                  70,300  +TransCoastal Marine Services, Inc.                  1,289,935         443,769        0.4
                                  32,200   Transocean Offshore Inc.                            1,020,228       1,269,887        1.3
                                                                                            ------------    ------------      ------
                                                                                               9,251,675       7,651,267        7.6
====================================================================================================================================
Paper & Pulp                      45,666   Aracruz Celulose S.A. (ADR)*                          365,755         448,098        0.4
                                  23,900   Bowater Inc.                                        1,094,682       1,099,400        1.1
                                  23,000   Champion International Corp.                        1,196,585         976,062        1.0
                                  53,400   Georgia-Pacific Corp. (Timber Group)                1,247,507       1,198,162        1.2
                                 213,296   Slocan Forest Products Ltd.                         1,926,964         990,889        1.0
                                  63,500  +Stone Container Corp.                                 785,423         829,469        0.8
                                                                                            ------------    ------------      ------
                                                                                               6,616,916       5,542,080        5.5
====================================================================================================================================

Merrill Lynch Global Resources Trust                               July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                                Value     Percent of
Industries                   Shares Held               Common Stocks                            Cost          (Note 1a)   Net Assets
====================================================================================================================================
Petroleum Refining                38,400   Sun Company, Inc.                                $  1,067,529    $  1,437,600        1.4%
                                  29,300   Ultramar Diamond Shamrock Corp.                       698,163         767,294        0.8
                                                                                            ------------    ------------      ------
                                                                                               1,765,692       2,204,894        2.2
====================================================================================================================================
Plantations                      717,000   Golden Hope Plantations BHD                         1,325,785         593,139        0.6
                                 578,000   Kuala Lumpur Kepong BHD                               790,865         977,397        1.0
                                                                                            ------------    ------------      ------
                                                                                               2,116,650       1,570,536        1.6
====================================================================================================================================
Steel                            291,000   British Steel PLC                                     770,309         598,666        0.6
                                  12,400   Koninklijke Nederlandsche Hoogovens en
                                           Staalfabrienken N.V.                                  545,807         545,931        0.6
                                 341,000   Nippon Steel Corp.                                  1,163,723         594,891        0.6
                                 433,000   Sumitomo Metal Industries, Ltd.                     1,341,418         644,479        0.6
                                                                                            ------------    ------------      ------
                                                                                               3,821,257       2,383,967        2.4
====================================================================================================================================
Wood Products                    146,100   Riverside Forest Products Ltd.                      2,401,223         969,604        1.0
====================================================================================================================================
                                           Total Common Stocks                               117,190,903      94,486,680       94.0
====================================================================================================================================

                                 Face
                                Amount                Short-Term Securities
====================================================================================================================================
Repurchase                    $3,000,000   HSBC Holdings PLC, purchased on 7/31/1998 to
Agreements***                              yield to 5.65% to 8/03/1998                         3,000,000       3,000,000        3.0
                               2,512,000   Nikko Securities International, Inc., purchased
                                           on 7/31/1998 to yield to 5.65% to 8/03/1998         2,512,000       2,512,000        2.5
====================================================================================================================================
                                           Total Short-Term Securities                         5,512,000       5,512,000        5.5
====================================================================================================================================
Total Investments                                                                           $122,702,903      99,998,680       99.5
                                                                                            ============
Other Assets Less Liabilities                                                                                    558,002        0.5
                                                                                                            ------------      ------
Net Assets                                                                                                  $100,556,682      100.0%
                                                                                                            ============      ======
====================================================================================================================================

      *     American Depositary Receipts (ADR).
      **    Global Depositary Receipts (GDR).
      ***   Repurchase Agreements are fully collateralized by US Government &
            Agency Obligations.
      +     Non-income producing security.
      (a)   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. See Notes to
            Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998
==================================================================================================================================
Assets:               Investments, at value (identified cost--$122,702,903) (Note 1a) ...............                $  99,998,680
                      Cash ..........................................................................                      493,460
                      Receivables:
                          Securities sold ........................................................... $   1,406,119
                          Dividends .................................................................       250,913
                          Beneficial interest sold ..................................................        49,117      1,706,149
                                                                                                      -------------
                      Prepaid registration fees and other assets (Note 1g) ..........................                       35,640
                                                                                                                     -------------
                      Total assets ..................................................................                  102,233,929
                                                                                                                     -------------
==================================================================================================================================
Liabilities:          Payables:
                          Beneficial interest redeemed ..............................................       489,107
                          Securities purchased ......................................................       426,020
                          Investment adviser (Note 2) ...............................................        55,776
                          Distributor (Note 2) ......................................................        42,964      1,013,867
                                                                                                      -------------
                      Accrued expenses and other liabilities ........................................                      663,380
                                                                                                                     -------------
                      Total liabilities .............................................................                    1,677,247
                                                                                                                     -------------
==================================================================================================================================
Net Assets:           Net assets ....................................................................                $ 100,556,682
                                                                                                                     =============
==================================================================================================================================
Net Assets            Class A Shares of beneficial interest, $0.10 par value, unlimited number
Consist of:           of shares authorized ..........................................................                $      70,248
                      Class B Shares of beneficial interest, $0.10 par value, unlimited number
                      of shares authorized ..........................................................                      232,937
                      Class C Shares of beneficial interest, $0.10 par value, unlimited number
                      of shares authorized ..........................................................                       11,530
                      Class D Shares of beneficial interest, $0.10 par value, unlimited number
                      of shares authorized ..........................................................                      467,298
                      Paid-in capital in excess of par ..............................................                  128,650,292
                      Undistributed investment income--net ..........................................                      361,954
                      Accumulated distributions in excess of realized capital gains on investments
                      and foreigncurrency transactions--net (Note 1h) ...............................                   (6,528,128)
                      Unrealized depreciation on investments and foreigncurrency
                      transactions--net .............................................................                  (22,709,449)
                                                                                                                     -------------
                      Net assets ....................................................................                $ 100,556,682
                                                                                                                     =============
==================================================================================================================================
Net Asset Value:      Class A--Based on net assets of $9,081,814 and 702,475 shares
                               of beneficial interest outstanding ............................................       $       12.93
                                                                                                                     =============
                      Class B--Based on net assets of $29,794,242 and 2,329,374 shares
                               of beneficial interest outstanding ............................................       $       12.79
                                                                                                                     =============
                      Class C--Based on net assets of $1,461,207 and 115,302 shares
                               of beneficial interest outstanding ............................................       $       12.67
                                                                                                                     =============
                      Class D--Based on net assets of $60,219,419 and 4,672,981 shares
                               of beneficial interest outstanding ............................................       $       12.89
                                                                                                                     =============
==================================================================================================================================

            See Notes to Financial Statements

Merrill Lynch Global Resources Trust                               July 31, 1998

Statement of Operations for the Year Ended July 31, 1998
==================================================================================================================================
Investment            Dividends (net of $166,297 foreign withholding tax) ...........................                $   2,516,545
Income                Interest and discount earned ..................................................                      266,307
(Notes 1e & 1f):      Other income ..................................................................                        3,678
                                                                                                                     -------------
                      Total income ..................................................................                    2,786,530
                                                                                                                     -------------
==================================================================================================================================
Expenses:             Investment advisory fees (Note 2) ............................................. $     903,333
                      Account maintenance & distribution fees--Class B (Note 2) .....................       515,493
                      Account maintenance fees--Class D (Note 2) ....................................       209,031
                      Transfer agent fees--Class D (Note 2) .........................................       159,772
                      Transfer agent fees--Class B (Note 2) .........................................       120,781
                      Printing and shareholder reports ..............................................        89,550
                      Custodian fees ................................................................        78,013
                      Professional fees .............................................................        77,454
                      Accounting services (Note 2) ..................................................        59,039
                      Registration fees (Note 1g) ...................................................        53,366
                      Trustees' fees and expenses ...................................................        45,651
                      Transfer agent fees--Class A (Note 2) .........................................        25,600
                      Account maintenance & distribution fees--Class C (Note 2) .....................        20,118
                      Pricing fees ..................................................................         5,683
                      Transfer agent fees--Class C (Note 2) .........................................         4,936
                      Other .........................................................................         7,436
                                                                                                      -------------
                      Total expenses ................................................................                    2,375,256
                                                                                                                     -------------
                      Investment income--net ........................................................                      411,274
                                                                                                                     -------------
==================================================================================================================================
Realized &            Realized loss from:
Unrealized Gain           Investments--net ..........................................................    (2,808,058)
(Loss) on                 Foreign currency transactions--net ........................................       (39,983)    (2,848,041)
Investments &         Change in unrealized appreciation/depreciation on: ............................ -------------
Foreign Currency          Investments--net ..........................................................   (44,031,318)
Transactions--Net         Foreign currency transactions--net ........................................         2,289    (44,029,029)
(Notes 1c, 1d,                                                                                        -------------  -------------
1f & 3):              Net realized and unrealized loss on investments and
                      foreign currency transactions .................................................                  (46,877,070)
                                                                                                                     -------------
                      Net Decrease in Net Assets Resulting from Operations ..........................                $ (46,465,796)
                                                                                                                     =============
==================================================================================================================================

            See Notes to Financial Statements

Merrill Lynch Global Resources Trust                               July 31, 1998

Statement of Changes in Net Assets
==================================================================================================================================
                                                                                                       For the Year Ended July 31,
                                                                                                      ----------------------------
Increase (Decrease) in Net Assets:                                                                         1998           1997
==================================================================================================================================
Operations:            Investment income--net ....................................................... $     411,274  $     465,718
                       Realized gain (loss) on investments and foreign currency
                       transactions--net ............................................................    (2,848,041)    21,291,983
                       Change in unrealized appreciation/depreciation on investments
                       and foreign currency transactions--net .......................................   (44,029,029)    13,758,830
                                                                                                      -------------  -------------
                       Net increase (decrease) in net assets resulting from operations ..............   (46,465,796)    35,516,531
                                                                                                      -------------  -------------
==================================================================================================================================
Dividends &            Investment income--net:
Distributions to           Class A ..................................................................       (89,265)      (303,399)
Shareholders               Class B ..................................................................            --        (98,601)
(Note 1h):                 Class C ..................................................................            --        (17,412)
                           Class D ..................................................................      (239,469)    (1,171,993)
                       Realized gain on investments--net:
                           Class A ..................................................................    (1,233,600)      (245,005)
                           Class B ..................................................................    (5,053,865)      (956,214)
                           Class C ..................................................................      (178,070)       (40,585)
                           Class D ..................................................................    (7,236,347)    (1,157,650)
                       In excess of realized gain on investments--net:
                           Class A ..................................................................      (591,336)            --
                           Class B ..................................................................    (2,422,613)            --
                           Class C ..................................................................       (85,359)            --
                           Class D ..................................................................    (3,468,803)            --
                                                                                                      -------------  -------------
                       Net decrease in net assets resulting from dividends and
                       distributions to shareholders ................................................   (20,598,727)    (3,990,859)
                                                                                                      -------------  -------------
==================================================================================================================================
Beneficial Interest    Net decrease in net assets derived from beneficial
Transactions           interest transactions ........................................................   (38,351,521)   (54,789,794)
(Note 4):                                                                                             -------------  -------------
==================================================================================================================================
Net Assets:            Total decrease in net assets .................................................  (105,416,044)   (23,264,122)
                       Beginning of year ............................................................   205,972,726    229,236,848
                                                                                                      -------------  -------------
                       End of year* ................................................................. $ 100,556,682  $ 205,972,726
                                                                                                      =============  =============
==================================================================================================================================
                      *Undistributed investment income--net (Note 1i) ............................... $     361,954  $     319,397
                                                                                                      =============  =============
==================================================================================================================================

            See Notes to Financial Statements

Merrill Lynch Global Resources Trust                               July 31, 1998

Financial Highlights
===================================================================================================================
The following per share data and ratios have been derived                             Class A
from information provided in the financial statements.          ---------------------------------------------------
                                                                            For the Year Ended July 31,
                                                                ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                           1998+      1997+      1996+      1995       1994
===================================================================================================================
Per Share            Net asset value, beginning of year ......  $ 19.90    $ 17.27    $ 16.70    $ 15.84    $ 14.07
Operating                                                       -------    -------    -------    -------    -------
Performance:         Investment income--net ..................      .13        .14        .22        .22        .22
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net .......................    (5.00)      2.91        .50        .88       1.69
                                                                -------    -------    -------    -------    -------
                     Total from investment operations ........    (4.87)      3.05        .72       1.10       1.91
                                                                -------    -------    -------    -------    -------
                     Less dividends and distributions:
                         Investment income--net ..............     (.10)      (.23)      (.15)      (.24)      (.14)
                         Realized gain on investments--net ...    (1.35)      (.19)        --         --         --
                         In excess of realized gain on
                         investments--net ....................     (.65)        --         --         --         --
                                                                -------    -------    -------    -------    -------
                     Total dividends and distributions .......    (2.10)      (.42)      (.15)      (.24)      (.14)
                                                                -------    -------    -------    -------    -------
                     Net asset value, end of year ............  $ 12.93    $ 19.90    $ 17.27    $ 16.70    $ 15.84
                                                                =======    =======    =======    =======    =======
===================================================================================================================
Total Investment     Based on net asset value per share ......   (27.00%)    17.95%      4.34%      7.05%     13.69%
Return:*                                                        =======    =======    =======    =======    =======
===================================================================================================================
Ratios to Average    Expenses ................................     1.07%      1.01%      1.03%      1.06%       .92%
Net Assets:                                                     =======    =======    =======    =======    =======
                     Investment income--net ..................      .79%       .76%      1.26%      1.34%      1.39%
                                                                =======    =======    =======    =======    =======
===================================================================================================================
Supplemental         Net assets, end of year (in thousands) ..  $ 9,082    $18,504    $22,726    $28,729    $20,054
Data:                                                           =======    =======    =======    =======    =======
                     Portfolio turnover ......................    21.04%     24.23%     26.48%     31.64%     54.87%
                                                                =======    =======    =======    =======    =======
===================================================================================================================

      *     Total investment returns exclude the effects of sales loads.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1998

Financial Highlights (continued)
====================================================================================================================
The following per share data and ratios have been derived                            Class B
from information provided in the financial statements.       -------------------------------------------------------
                                                                            For the Year Ended July 31,
                                                             -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        1998++     1997++      1996++      1995        1994
====================================================================================================================
Per Share            Net asset value, beginning of year ...  $  19.80    $  17.16    $  16.62   $  15.72    $  14.02
Operating                                                    --------    --------    --------   --------    --------
Performance:         Investment income (loss)--net ........      (.05)       (.05)        .03        .10         .05
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ....................     (4.96)       2.90         .51        .84        1.70
                                                             --------    --------    --------   --------    --------
                     Total from investment operations .....     (5.01)       2.85         .54        .94        1.75
                                                             --------    --------    --------   --------    --------
                     Less dividends and distributions:
                         Investment income--net ...........        --        (.02)         --+      (.04)       (.05)
                         Realized gain on investments--net      (1.35)       (.19)         --         --          --
                         In excess of realized gain on
                         investments--net .................      (.65)         --          --         --          --
                                                             --------    --------    --------   --------    --------
                     Total dividends and distributions ....     (2.00)       (.21)         --       (.04)       (.05)
                                                             --------    --------    --------   --------    --------
                     Net asset value, end of year .........  $  12.79    $  19.80    $  17.16   $  16.62    $  15.72
                                                             ========    ========    ========   ========    ========
====================================================================================================================
Total Investment     Based on net asset value per share ...    (27.76%)     16.72%       3.26%      5.95%      12.52%
Return:*                                                     ========    ========    ========   ========    ========
====================================================================================================================
Ratios to Average    Expenses .............................      2.11%       2.04%       2.07%      2.08%       1.95%
Net Assets:                                                  ========    ========    ========   ========    ========
                     Investment income (loss)--net ........      (.29%)      (.29%)       .20%       .31%        .35%
                                                             ========    ========    ========   ========    ========
====================================================================================================================
Supplemental         Net assets, end of year (in thousands)  $ 29,794    $ 77,386    $ 94,199   $141,800    $236,581
Data:                                                        ========    ========    ========   ========    ========
                     Portfolio turnover ...................     21.04%      24.23%      26.48%     31.64%      54.87%
                                                             ========    ========    ========   ========    ========
====================================================================================================================

      *     Total investment returns exclude the effects of sales loads.
      +     Amount is less than $.01 per share.
      ++    Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1998

Financial Highlights (continued)
=======================================================================================================================
                                                                                                 Class C
                                                                                ---------------------------------------
                                                                                                               For the
                                                                                                               Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                            For the Year Ended July 31,  1994+ to
                                                                                -----------------------------  July 31,
Increase (Decrease) in Net Asset Value:                                          1998++     1997++     1996++    1995
=======================================================================================================================
Per Share               Net asset value, beginning of period .................  $ 19.64    $ 17.08    $ 16.55   $ 15.93
Operating                                                                       -------    -------    -------   -------
Performance:            Investment income(loss)--net .........................     (.04)      (.06)       .04       .05
                        Realized and unrealized gain (loss) on investments and
                        foreign currency transactions--net ...................    (4.93)      2.90        .49       .62
                                                                                -------    -------    -------   -------
                        Total from investment operations .....................    (4.97)      2.84        .53       .67
                                                                                -------    -------    -------   -------
                        Less dividends and distributions:
                            Investment income--net ...........................       --       (.09)        --      (.05)
                            Realized gain on investments--net ................    (1.35)      (.19)        --        --
                            In excess of realized gain on
                            investments--net .................................     (.65)        --         --        --
                                                                                -------    -------    -------   -------
                        Total dividends and distributions ....................    (2.00)      (.28)        --      (.05)
                                                                                -------    -------    -------   -------
                        Net asset value, end of period .......................  $ 12.67    $ 19.64    $ 17.08   $ 16.55
                                                                                =======    =======    =======   =======
=======================================================================================================================
Total Investment        Based on net asset value per share ...................   (27.78%)    16.77%      3.20%     4.26%++
Return:**                                                                       =======    =======    =======   =======
=======================================================================================================================
Ratios to Average       Expenses .............................................     2.12%      2.06%      2.07%     2.20%*
Net Assets:                                                                     =======    =======    =======   =======
                        Investment income (loss)--net ........................     (.29%)     (.33%)      .27%      .28%*
                                                                                =======    =======    =======   =======
=======================================================================================================================
Supplemental            Net assets, end of period (in thousands) .............  $ 1,461    $ 2,680    $ 3,388   $ 2,800
Data:                                                                           =======    =======    =======   =======
                        Portfolio turnover ...................................    21.04%     24.23%     26.48%    31.64%
                                                                                =======    =======    =======   =======
=======================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Based on average shares outstanding.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
===============================================================================================================================
                                                                                                      Class D
                                                                                -----------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
The following per share data and ratios have been derived                                                              Oct. 21,
from information provided in the financial statements.                                For the Year Ended July 31,      1994+ to
                                                                                   --------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                                             1998++      1997++      1996++       1995
===============================================================================================================================
Per Share          Net asset value, beginning of period .........................  $  19.83    $  17.21    $  16.67    $  15.96
Operating                                                                          --------    --------    --------    --------
Performance:       Investment income--net .......................................       .09         .09         .17         .12
                   Realized and unrealized gain (loss) on investments and foreign
                   currency transactions--net ...................................     (4.99)       2.91         .50         .66
                                                                                   --------    --------    --------    --------
                   Total from investment operations .............................     (4.90)       3.00         .67         .78
                                                                                   --------    --------    --------    --------
                   Less dividends and distributions:
                       Investment income--net ...................................      (.04)       (.19)       (.13)       (.07)
                       Realized gain on investments--net ........................     (1.35)       (.19)         --          --
                       In excess of realized gain on
                       investments--net .........................................      (.65)         --          --          --
                                                                                   --------    --------    --------    --------
                   Total dividends and distributions ............................     (2.04)       (.38)       (.13)       (.07)
                                                                                   --------    --------    --------    --------
                   Net asset value, end of period ...............................  $  12.89    $  19.83    $  17.21    $  16.67
                                                                                   ========    ========    ========    ========
===============================================================================================================================
Total Investment   Based on net asset value per share ...........................    (27.15%)     17.66%       4.06%       4.93%++
Return:**                                                                          ========    ========    ========    ========
===============================================================================================================================
Ratios to Average  Expenses .....................................................      1.32%       1.26%       1.27%       1.39%*
Net Assets:                                                                        ========    ========    ========    ========
                   Investment income--net .......................................       .55%        .51%       1.00%       1.02%*
                                                                                   ========    ========    ========    ========
===============================================================================================================================
Supplemental       Net assets, end of period (in thousands) .....................  $ 60,220    $107,403    $108,924    $107,467
Data:                                                                              ========    ========    ========    ========
                   Portfolio turnover ...........................................     21.04%      24.23%      26.48%      31.64%
                                                                                   ========    ========    ========    ========
===============================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Based on average shares outstanding.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are

Merrill Lynch Global Resources Trust                               July 31, 1998
valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $39,983 have been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ..........................................      0.25%          0.75%
Class C ..........................................      0.25%          0.75%
Class D ..........................................      0.25%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                       MLFD          MLPF&S
--------------------------------------------------------------------------------
Class A ..........................................    $   93        $   952
Class D ..........................................    $1,081        $14,361
--------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                               July 31, 1998

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $153,380 and $809 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $17,450 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $30,624,198 and $91,034,518, respectively.

Net realized losses for the year ended July 31, 1998 and net unrealized losses as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Losses             Losses
--------------------------------------------------------------------------------
Long-term investments ...................        $(2,808,058)      $(22,704,223)
Foreign currency transactions ...........            (39,983)            (5,226)
--------------------------------------------------------------------------------
Total ...................................        $(2,848,041)      $(22,709,449)
                                                 ===========       ============
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $22,704,223, of which $14,078,348 related to appreciated securities and $36,782,571 related to depreciated securities. At July 31, 1998, the aggregate cost of investments for Federal income tax purposes was $122,702,903.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $38,351,521 and $54,789,794, for the years ended July 31, 1998 and July 31,
1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended July 31, 1998                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        251,435        $ 3,890,541
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................         98,253          1,700,980
                                                    --------        -----------
Total issued ................................        349,688          5,591,521
Shares redeemed .............................       (577,238)        (9,070,150)
                                                    --------        -----------
Net decrease ................................       (227,550)       $(3,478,629)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended July 31, 1997                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        448,154        $ 8,330,555
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................         27,690            494,192
                                                    --------        -----------
Total issued ................................        475,844          8,824,747
Shares redeemed .............................       (862,003)       (15,971,403)
                                                    --------        -----------
Net decrease ................................       (386,159)       $(7,146,656)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended July 31, 1998                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        372,051       $  6,141,470
Shares issued to shareholders
in reinvestment of distributions ............        352,334          6,075,936
                                                  ----------       ------------
Total issued ................................        724,385         12,217,406
Automatic conversion
of shares ...................................       (174,357)        (2,685,847)
Shares redeemed .............................     (2,129,327)       (33,391,721)
                                                  ----------       ------------
Net decrease ................................     (1,579,299)      $(23,860,162)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended July 31, 1997                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        950,849       $ 17,425,847
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................         48,665            875,929
                                                  ----------       ------------
Total issued ................................        999,514         18,301,776
Automatic conversion
of shares ...................................       (207,430)        (3,820,920)
Shares redeemed .............................     (2,374,035)       (43,883,586)
                                                  ----------       ------------
Net decrease ................................     (1,581,951)      $(29,402,730)
                                                  ==========       ============
--------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                               July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended July 31, 1998                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        292,397        $ 4,497,842
Shares issued to shareholders
in reinvestment of distributions ............         13,740            233,761
                                                    --------        -----------
Total issued ................................        306,137          4,731,603
Shares redeemed .............................       (327,342)        (5,047,786)
                                                    --------        -----------
Net decrease ................................        (21,205)       $  (316,183)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended July 31, 1997                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        278,052        $ 5,116,267
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................          2,963             52,754
                                                    --------        -----------
Total issued ................................        281,015          5,169,021
Shares redeemed .............................       (342,861)        (6,275,052)
                                                    --------        -----------
Net decrease ................................        (61,846)       $(1,106,031)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended July 31, 1998                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        688,374       $ 12,306,366
Automatic conversion
of shares ...................................        173,783          2,685,847
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................        465,362          8,004,915
                                                ------------       ------------
Total issued ................................      1,327,519         22,997,128
Shares redeemed .............................     (2,069,885)       (33,693,675)
                                                ------------       ------------
Net decrease ................................       (742,366)      $(10,696,547)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended July 31, 1997                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        515,787        $ 9,511,946
Automatic conversion
of shares ...................................        207,740          3,820,920
Shares issued to shareholders
in reinvestment of dividends
and distributions ...........................         95,865          1,709,679
                                                  ----------       ------------
Total issued ................................        819,392         15,042,545
Shares redeemed .............................     (1,731,884)       (32,176,922)
                                                  ----------       ------------
Net decrease ................................       (912,492)      $(17,134,377)
                                                  ==========       ============
--------------------------------------------------------------------------------

5. Commitments:

On July 31, 1998, the Trust had entered into foreign exchange contracts, under which it had agreed to sell foreign currency with the approximate value of $1,405,000.

6. Subsequent Event:

On September 3, 1998 the Board of Trustees declared dividends per share payable on September 11, 1998 to shareholders of record on September 2, 1998 as follows:

--------------------------------------------------------------------------------
                                                    Ordinary         Long-Term
                                                     Income        Capital Gains
--------------------------------------------------------------------------------
Class A .....................................       $.144079        $   .076890
Class B .....................................       $     --        $        --
Class C .....................................       $     --        $   .039968
Class D .....................................       $.098001        $   .076890
--------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                               July 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Global Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Resources Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Resources Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 11, 1998

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Resources Trust during its taxable year ended July 31, 1998:

============================================================================================================
                  Record     Payable  Qualifying Domestic       Total        Foreign Taxes      Long-Term
                   Date        Date      Ordinary Income   Ordinary Income  Paid or Withheld  Capital Gains*
============================================================================================================
Class A           9/03/97    9/11/97       $ .096564          $ .096564        $ .042330        $1.623299
------------------------------------------------------------------------------------------------------------
Class B           9/03/97    9/11/97       $      --          $      --        $      --        $1.623299
------------------------------------------------------------------------------------------------------------
Class C           9/03/97    9/11/97       $      --          $      --        $      --        $1.623299
------------------------------------------------------------------------------------------------------------
Class D           9/03/97    9/11/97       $ .044832          $ .044832        $ .042330        $1.623299
============================================================================================================

      * Of this long-term capital gain distribution, 72.67% is subject to the 28% tax rate and 27.33% is subject to the 20% tax rate.

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Trust on dividends received by the Trust from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, the Trust paid a long-term capital gain distribution of $.371708 per share to shareholders of record on December 10, 1997. Of this distribution, 4.44% is subject to the 28% tax rate and 95.56% is subject to the 20% tax rate.

Please retain this information for your records.

Merrill Lynch Global Resources Trust                               July 31, 1998

PORTFOLIO INFORMATION (unaudited)

As of July 31, 1998

                                             Percent of
Ten Largest Equity Holdings                  Net Assets

British Petroleum Co., PLC ................      5.1%
Total, S.A. (Class B) .....................      3.5
Societe Nationale Elf Aquitaine (ADR) .....      2.8
Ente Nazionale Idrocarburi S.p.A.
  (ENI) (ADR) .............................      2.7
Placer Dome Inc. ..........................      2.2
duPont (E.I.) de Nemours & Co. ............      2.2
WMC Ltd. ..................................      1.9
Vastar Resources, Inc. ....................      1.7
Petro-Canada ..............................      1.7
Amoco Corp. ...............................      1.7

                                             Percent of
Geographic Allocation                        Net Assets

United States .............................     45.8%
Canada ....................................      8.7
France ....................................      8.5
Australia .................................      8.5
United Kingdom ............................      7.1
Italy .....................................      2.7
Japan .....................................      2.6
Malaysia ..................................      1.6
Argentina .................................      1.4
Germany ...................................      1.2
Austria ...................................      1.1
Finland ...................................      0.9
Sweden ....................................      0.8
South Africa ..............................      0.7
Mexico ....................................      0.6
Netherlands ...............................      0.5
Brazil ....................................      0.5
Peru ......................................      0.4
Indonesia .................................      0.4

Equity Portfolio Changes
For the Quarter Ended July 31, 1998

Additions

Bowater Inc.
Devon Energy Corporation
EVI Weatherford, Inc.
Enron Oil & Gas Company
Noble Drilling Corp.
Renaissance Energy Ltd.
Stolt Comex Seaway, S.A. (ADR)
Texaco Inc.
Unocal Corporation

Deletions

Coastal Corp.
Falconbridge Ltd.
Georgia-Pacific Corp.
International Paper Co.
Louisiana-Pacific Corp.
Metsa Serla OY `B'
Mo Och Domsjo AB Co.
Weatherford Enterra, Inc.
Weyerhaeuser Co.
Willamette Industries, Inc.

Merrill Lynch Global Resources Trust                               July 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Robert M. Shearer, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011                                                          #10303--7/98

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